Exhibit 10.1
FOURTH AMENDMENT
TO LOAN AND SECURITY AGREEMENT
This Fourth Amendment to Loan and Security Agreement (this “Fourth Amendment”) is made this 19th day of April, 2021, by and among HORIZON GLOBAL AMERICAS INC., a Delaware corporation (“Horizon Americas”), CEQUENT TOWING PRODUCTS OF CANADA LTD., a company formed under the laws of the Province of Ontario ("Cequent Canada"; together with Horizon Americas, each a "Borrower" and collectively the “Borrowers”), HORIZON GLOBAL CORPORATION, a Delaware corporation (“Parent”), HORIZON GLOBAL COMPANY LLC, a Delaware limited liability company (“Horizon Global”) CEQUENT ELECTRICAL PRODUCTS DE MÉXICO, S. de R.L. de C.V., a Mexican limited liability company (sociedad de responsabilidad limitada de capital variable) (“Cequent Electrical MX”), CEQUENT SALES COMPANY DE MÉXICO, S. de R.L. de C.V., a Mexican limited liability company (sociedad de responsabilidad limitada de capital variable) (“Cequent Sales MX”, and together with Parent, Horizon Global and Cequent Electrical MX, each a "Guarantor" and collectively the “Guarantors”; the Borrowers and Guarantors are referred to herein as, collectively, jointly and severally, the “Loan Parties” and each a “Loan Party”), the Lenders party hereto and ENCINA BUSINESS CREDIT, LLC, as agent for the Lenders (in such capacity, the "Agent").
BACKGROUND
A.The Loan Parties, Lenders and the Agent entered into that certain Loan and Security Agreement dated as of March 13, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) to reflect certain financing arrangements between the parties thereto. The Loan Agreement, as in effect immediately prior to the date hereof, and all other Loan Documents executed in connection therewith prior to the date hereof are collectively referred to as the “Existing Financing Agreements”.
B.The Loan Parties have informed the Agent that the Loan Parties desire to make certain modifications to the Loan Agreement, and, subject to the terms and conditions of this Fourth Amendment, the Lenders and the Agent have agreed to amend certain provisions of the Loan Agreement as set forth herein.
NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made a part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:
1.Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings attributed thereto in the Loan Agreement, as amended by this Fourth Amendment.
2.Amendments to Loan Agreement. Subject to the satisfaction (or waiver) of the conditions precedent specified in Section 4 below:
(a)the Loan Agreement (including the Annexes attached thereto) is hereby amended in its entirety to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the changed pages to the conformed Loan Agreement attached as Annex I hereto; and
(b)Exhibit H to the Loan Agreement, the Form of Borrowing Base Certificate, is hereby amended be deleting said exhibit in its entirety and replacing it with the corresponding exhibit set forth in Annex II attached hereto.
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3.Representations and Warranties. Each Loan Party hereby:
(a)after giving effect to this Fourth Amendment, reaffirms all representations and warranties made to the Lenders and the Agent under the Loan Agreement and all of the other Existing Financing Agreements and represents and warrants that after giving effect to this Fourth Amendment and the transactions contemplated hereby all such representations and warranties are true and correct in all material respects (unless otherwise qualified by materiality or the occurrence of a Material Adverse Effect, in which case such representation and warranty is true and correct in all respects) on and as of the date hereof (or, to the extent any representations or warranties are expressly made solely as of an earlier date, such representations and warranties are true and correct as of such earlier date);
(b)as of the date hereof, reaffirms all covenants contained in the Loan Agreement (as amended hereby) and all of the other Existing Financing Agreements and covenants to comply with all such covenants until the Termination Date; and
(c)as of the date hereof, represents and warrants that:
(i)no Default or Event of Default has occurred and is continuing under the Loan Agreement or any of the other Existing Financing Agreements;
(ii)such Loan Party has all requisite power and authority to execute and deliver, and to perform all of its obligations under, this Fourth Amendment;
(iii)the execution, delivery and performance by such Loan Party of this Fourth Amendment have been duly and validly authorized and do not violate such Loan Party's Governing Documents or any law or any material agreement or instrument (including, without limitation, the Term Loan Agreement) or any court order which is binding upon such Loan Party or its property, do not constitute grounds for acceleration of any Indebtedness or obligation under any material agreement or instrument which is binding upon such Loan Party or its property, and do not require the consent of any Person (including, without limitation, the Term Loan Agent);
(iv)this Fourth Amendment has been duly executed and delivered by, and is enforceable against, each of the Loan Parties party hereto, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles; and
(v)no Loan Party is required to obtain any government approval, consent, or authorization from, or to file any declaration or statement with, any Governmental Authority in connection with or as a condition to the execution, delivery or performance of this Fourth Amendment.
4.Conditions Precedent. This Fourth Amendment shall become effective on the date on which the following conditions have been fulfilled to the satisfaction of the Agent (the “Fourth Amendment Effective Date”):
(a)each of the following documents shall be duly executed by all parties thereto and delivered to the Agent, in form and substance satisfactory to the Agent, and each such document shall be in full force and effect:
(i)this Fourth Amendment;

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(ii)an amended and restated Revolving Note in favor of the Lender; and
(iii)the Amendment Fee Letter.
(b)the Borrowers shall have paid to the Agent all fees due on the Fourth Amendment Effective Date and shall have paid or reimbursed Agent for all of Agent's costs, charges and expenses incurred through the Fourth Amendment Effective Date for which invoices have been presented to the Loan Parties prior to the date hereof payable to the extent required by Section 15.7 of the Loan Agreement (including, without limitation, reasonable and documented attorneys’ fees and expenses incurred in connection with the preparation, negotiation and execution of this Fourth Amendment and the documents provided for herein or related hereto); and
(c)after giving effect to this Fourth Amendment, all representations and warranties contained in Section 3 above shall be true and correct in all respects.
5.Further Assurances. Each Loan Party hereby agrees to take all such actions and to execute and/or deliver to the Agent all such documents, assignments, financing statements and other documents, as the Agent may reasonably require from time to time, to effectuate and implement the purposes of this Fourth Amendment.
6.Reaffirmation of Loan Documents; No Novation. Each Loan Party, as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed any Obligations, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of such Obligations as amended hereby. Each Loan Party hereby consents to this Fourth Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Fourth Amendment shall not serve to effect a novation of any Indebtedness under the Loan Documents or any other Obligations.
7.No Modification. Except as expressly set forth herein, nothing contained in this Fourth Amendment shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any other Loan Document or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Agent reserves all rights, privileges and remedies under the Loan Documents. Except as amended or consented to hereby, the Loan Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as modified hereby.
8.Release of Claims. In consideration of the Agent’s and Lenders’ agreements contained in this Fourth Amendment, each Loan Party hereby irrevocably releases and forever discharges the Agent, Lenders and their respective affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations or proceedings, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Loan Party ever had or now has against the Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of the Agent or any other Released Person relating to the Loan Agreement or any other Loan Document on or prior to the date hereof.

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9.Miscellaneous.
(a)Headings; Construction. Section and subsection headings are used in this Fourth Amendment only for convenience and do not affect the meanings of the provisions that they precede.
(b)Modifications. No modification hereof or of any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.
(c)Governing Law; Loan Document. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. FURTHER, THE LAW OF THE STATE OF NEW YORK SHALL APPLY TO ALL DISPUTES OR CONTROVERSIES ARISING OUT OF OR CONNECTED TO OR WITH THIS FOURTH AMENDMENT WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. This Fourth Amendment is a Loan Document and is subject to and has the benefit of all the provisions in the Loan Agreement applicable to Loan Documents.
(d)Counterparts; Fax/Email Signatures. This Fourth Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement. This Fourth Amendment may be executed by signatures delivered by facsimile or electronic mail, each of which shall be fully binding on the signing party.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

HORIZON GLOBAL AMERICAS INC.,
as a Borrower

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Vice President and Secretary
CEQUENT TOWING PRODUCTS OF CANADA LTD., as a Borrower
By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Vice President and Secretary
HORIZON GLOBAL CORPORATION,
as a Guarantor
By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Vice President and Secretary
HORIZON GLOBAL COMPANY LLC,
as a Guarantor
By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Vice President and Secretary

CEQUENT ELECTRICAL PRODUCTS DE MÉXICO, S. DE R.L. DE C.V., as a Guarantor
By: /s/ Jay Goldbaum
Name:     Jay Goldbaum
Title:     Legal Representative
CEQUENT SALES COMPANY DE MÉXICO, S. DE R.L. DE C.V., as a Guarantor
By: /s/ Jay Goldbaum
Name:     Jay Goldbaum
Title:     Legal Representative
[Signature Page to Fourth Amendment to Loan and Security Agreement]

ENCINA BUSINESS CREDIT, LLC, as Agent
By: /s/ Brian Hynds
Name:    Brian Hynds
Title:    Authorized Signatory
ENCINA BUSINESS CREDIT SPV, LLC,
as a Lender

By: /s/ Brian Hynds
Name:    Brian Hynds
Title:    Authorized Signatory

[Signature Page to Fourth Amendment to Loan and Security Agreement]

Annex I
Conformed Loan Agreement
(changed pages only)
See attached.

Conformed through ~~Third~~Fourth Amendment

LOAN AND SECURITY AGREEMENT

Dated as of March 13, 2020 by and among
HORIZON GLOBAL AMERICAS INC. AND
CEQUENT TOWING PRODUCTS OF CANADA, LTD.,
any other Borrower party hereto from time to time, as Borrowers,

HORIZON GLOBAL CORPORATION AND HORIZON GLOBAL COMPANY LLC
any other Guarantor party hereto from time to time, as Guarantors,

any other Loan Party party hereto from time to time, as Loan Parties,

the Lenders from time to time party hereto, and
ENCINA BUSINESS CREDIT, LLC,
as Agent

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-i-
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Loan and Security Agreement

This Loan and Security Agreement (as it may be amended, restated, supplemented or otherwise modified from time to time, this "Agreement") is entered into on March 13, 2020, by and among HORIZON GLOBAL AMERICAS INC., a Delaware corporation (“Horizon Americas”), CEQUENT TOWING PRODUCTS OF CANADA, LTD., a company formed under the laws of the Province of Ontario ("Cequent Canada"; together with Horizon Americas, each a "Borrower" and together with any other Borrower party hereto from time to time, collectively the "Borrowers"), HORIZON GLOBAL CORPORATION, a Delaware corporation (“Parent”), HORIZON GLOBAL COMPANY LLC, a Delaware limited liability company (“Horizon Global”) CEQUENT ELECTRICAL PRODUCTS DE MÉXICO, S. DE R.L. DE C.V., a Mexican limited liability company (sociedad de responsabilidad limitada de capital variable) (“Cequent Electrical MX”), CEQUENT SALES COMPANY DE MÉXICO, S. DE R.L. DE C.V., a Mexican limited liability company (sociedad de responsabilidad limitada de capital variable) (“Cequent Sales MX”, and together with Parent, Horizon Global and Cequent Electrical MX, each a “Guarantor” and together with any other Guarantor party hereto from time to time, collectively the “Guarantors”) and together with any other Loan Party party hereto from time to time, as Loan Parties (as defined herein), the Lenders party hereto from time to time and ENCINA BUSINESS CREDIT, LLC, as agent for the Lenders (in such capacity, "Agent"). The Annexes, Exhibits and Schedules to this Agreement, as well as the Perfection Certificate attached to this Agreement, are an integral part of this Agreement and are incorporated herein by reference.

1.DEFINITIONS.

1.1        Certain Defined Terms.

Unless otherwise defined herein, the following terms are used herein as defined in the UCC from time to time: Accounts, Account Debtor, As-Extracted Collateral, Certificated Security, Chattel Paper, Commercial Tort Claims, Debtor, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Financing Statement, Fixtures, General Intangibles, Goods, Health-Care-Insurance Receivables, Instruments, Inventory, Letter-of-Credit Rights, Money, Payment Intangible, Proceeds, Secured Party, Securities Accounts, Security Agreement, Supporting Obligations and Tangible Chattel Paper; provided, however, that (a) as such terms relate to any Collateral of any Canadian Borrower, such terms shall refer to such Collateral as defined in the PPSA, to the extent applicable and (b) as such terms relate to any such Collateral encumbered by or to be encumbered by a Mexican Security Document, such terms shall have the meanings assigned to them in such Mexican Security Document, to the extent applicable.

As used in this Agreement, the following terms have the following meanings:

“ABL Priority Collateral” means as defined in the Intercreditor Agreement (it being understood and agreed that any time the Term Loan Debt is not in effect, the term “ABL Priority Collateral” shall mean all Collateral).

"ABLSoft" means the electronic and/or internet-based system approved by Agent for the purpose of making notices, requests, deliveries, communications and for the other purposes contemplated in this Agreement or otherwise approved by Agent, whether such system is owned, operated or hosted by Agent, any of its Affiliates or any other Person.

1

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“ABN AMRO Factoring Agreement” means the Factoring Agreement, dated as of June 5, 2012, between Westfalia-Automotive GmbH and ABN AMRO Commercial Finance GmbH, as amended, restated, supplemented or otherwise modified from time to time.
"Accounts Advance Rate" means the percentage set forth in Section 1(b)(i) of Annex I.
"Advance Rates" means, collectively, the Accounts Advance Rate and the Inventory Advance Rate.
"Affiliate" means, with respect to any Person, any other Person in control of, controlled by, or under common control with the first Person, and any other Person who has a substantial interest, direct or indirect, in the first Person or any of its Affiliates, including, any officer or director of the first Person or any of its Affiliates (and if that Person is an individual, any member of the immediate family (including parents, siblings, spouse, children, stepchildren, nephews, nieces and grandchildren) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust); provided, that neither Agent, any Lender nor any of their respective Affiliates shall be deemed an "Affiliate" of any Borrower for any purposes of this Agreement. For the purpose of this definition, a "substantial interest" shall mean the direct or indirect legal or beneficial ownership of more than ten (10%) percent of any class of equity or similar interest.
"Agent" has the meaning set forth in the preamble to this Agreement, and includes any successor agent appointed in accordance with Section 14.6.
~~"Agent Fee Letter" means that certain fee letter agreement dated as of the Closing Date between Agent and Borrowers.~~
"Agent-Related Persons" means Agent, together with its Affiliates, officers, directors, employees, members, managers, attorneys, and agents.
"Agent Professionals" means attorneys, accountants, appraisers, auditors, business valuation experts, liquidation agents, collection agencies, auctioneers, environmental engineers or consultants, turnaround consultants, and other professionals and experts retained by Agent.
"Agreement" and "this Agreement" has the meaning set forth in the preamble to this Agreement.
"Anti-Corruption Laws" means laws, rules, and regulations of any jurisdiction applicable to any Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.
"Applicable Margin" has the meaning set forth in Section 3(a) of Annex I.
"Applicable Percentage" has the meaning set forth in Section 3.2(e)(i).
"Approved Electronic Communication" means each notice, demand, communication, information, document and other material transmitted, posted or otherwise made or communicated by e-mail, facsimile, ABLSoft or any other equivalent electronic service, whether owned, operated or hosted by Agent, any of its Affiliates or any other Person, that any party is obligated to, or otherwise chooses to, provide to Agent pursuant to this Agreement or any other Loan Document, including any

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"Existing Credit Agreement" means the Amended and Restated Loan Agreement, dated as of December 22, 2015, by and among the Obligors (as defined therein), the several banks and other financial institutions or entities party thereto, Bank of America, N.A., as Administrative Agent, and the other parties thereto, as amended, restated, supplemented, otherwise modified from time to time.

"FATCA" means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“Fee Letter” means that certain fee letter, dated the Closing Date, among the Borrowers and the Agent, as amended, restated, supplemented or otherwise modified from time to time.

"FIRREA" means the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

"Fiscal Year" means the fiscal year of Borrowers which ends on December 31 of each year.

"Fixed Charge Coverage Ratio" means, for the period in question, the ratio of (a) EBITDA minus unfinanced Capital Expenditures of the Financial Covenant Parties on a consolidated basis for such period, to (b) Fixed Charges for such period.

"Fixed Charges" means, for the period in question, on a consolidated basis, the sum of
(a) all principal payments scheduled to be made during or with respect to such period in cash in respect of Indebtedness of the Financial Covenant Parties, plus (b) all Interest Expense of the Financial Covenant Parties for such period paid in cash attributable to such period, plus (c) all taxes of the Financial Covenant Parties paid in cash for such period and plus (d) all cash distributions (including Permitted Tax Distributions, if applicable), dividends, redemptions and other cash payments made with respect to equity securities or subordinated debt issued by the Financial Covenant Parties, minus (e) all cash investments made in cash by any Loan Party to any Subsidiary of Parent that is not a Loan Party to the extent permitted under clauses (b) and (c) of the definition of Permitted Investment.

"Foreign Subsidiary" means any Subsidiary that is not a Loan Party organized or incorporated under the laws of a jurisdiction of the United States, any State thereof, or the District of Columbia or Canada.
"FRB" means the Board of Governors of the Federal Reserve System or any successor thereto.
"Funding Account" has the meaning set forth in Section 2.3(b).
"GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting

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(i) (i) Provided no Default or Event of Default then exists, at any time during the period from and after the Closing Date through the second anniversary of the Closing Date, the Borrower Representative may request from time to time (but subject to the conditions set forth in clause (c)(v) below) that the Maximum Revolving Facility Amount be increased by an amount in the aggregate for all such increases of the Maximum Revolving Facility Amount not to exceed the Available Increase Amount (each such increase, an “Increase”); provided, that (i) any such request for an Increase shall be in a minimum amount of $5,000,000, (ii) Borrowers may make a maximum of ~~five~~four (~~5~~4) such requests and (iii) after giving effect thereto, the sum of the total of the Increases does not exceed $~~25,000,000.~~15,000,000. At the time of sending such notice, the Borrower Representative (in consultation with the Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the Lenders).
(ii) The Agent shall notify the Borrower Representative and each Lender of the Lenders’ responses to each request made hereunder.
(iii) Each Lender shall notify the Agent within such time period whether or not it agrees to increase its Revolving Loan Commitment and, if so, whether by an amount equal to, greater than, or less than its Pro Rata Share of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Revolving Loan Commitment, and no Lender shall be required to so increase its Revolving Loan Commitment hereunder.
(iv) If the Maximum Revolving Facility is increased in accordance with this Section, the Agent, in consultation with the Borrower Representative, shall determine the effective date and the final allocation of such increase. The Agent shall promptly notify the Borrower Representative and the Lenders of the final allocation of such increase and the date of such increase; on such date, the (i) the Maximum Revolving Commitment under, and for all purposes of, this Agreement shall be increased by the aggregate amount of such Commitment Increases, and (ii) Annex III shall be deemed modified, without further action, to reflect the revised Revolving Loan Commitment and Pro Rata Share of the Lenders.
(v) Each of the following shall be conditions precedent to any Increase of the Maximum Revolving Facility Amount:
(A) each of the conditions precedent set forth in Section 4.2 is satisfied;
(B) Borrowers shall have paid Agent an additional closing fee specified in the Fee Letter; and
(C) Borrower Representative shall deliver to Agent (i) a certificate of each Loan Party signed by an authorized officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such Increase, and (B) in the case of each Borrower, certifying that, before and after giving effect to such Increase, (1) the representations and warranties contained in Section 7 and the other Loan Documents are true and correct, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, (2) no Default or Event of Default exists and (3) Borrowers are in compliance (on a pro forma basis) with the covenants contained in Section 9 and (ii) legal opinions and documents consistent with those delivered on the Closing Date, to the extent requested by Agent.

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IN WITNESS WHEREOF, each Borrower, each other Loan Party party hereto, Agent and each Lender have signed this Agreement as of the date first set forth above.

Agent:

ENCINA BUSINESS CREDIT, LLC

By:

Name:    __________________________________

Its:    Authorized Signatory

Lenders:

ENCINA BUSINESS CREDIT SPV, LLC

By:

Name:    ___________________________________

Its:    Authorized Signatory

Signature Page to Loan and Security Agreement

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Perfection Certificate

See Attached.

Perfection Certificate Page 1

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Annex I
Description of Certain Terms

1. Loan Limits for Revolving Loans and Letters of Credit
(a) Maximum Revolving Facility Amount	$~~75,000,000~~85,000,000 (as increased from time to time in accordance with Section 2.1(c))
(b) Advance Rates
(i) Accounts Advance Rate
a. Eligible Receivables of Investment Grade Account Debtors
Ninety percent (90%); provided, that if Dilution exceeds five percent (5%), Agent may, at its option, (A) reduce such advance rate by the number of full or partial percentage points comprising such excess or (B) establish a Reserve on account of such excess (the "Dilution Reserve").

b. Eligible Receivables of Non-Investment Grade Account Debtors
Eighty-five percent (85%); provided, that if Dilution exceeds five percent (5%), Agent may, at its option, (A) reduce such advance rate by the number of full or partial percentage points comprising such excess or (B) establish a Dilution Reserve on account of such excess.

(ii) Inventory Advance Rate(s)
Lower of cost or net realizable value:	Seventy percent (70% )
NOLV:	Eighty-five percent (85%)
(c) Letter of Credit Limit:	$3,500,000
(d) Inventory Sublimit(s)
i. Overall	$47,500,000
ii. Mexican Inventory Sublimit	$~~4,000,000~~5,000,000
iii. In-Transit Sublimit	$~~5,500,000~~7,500,000
(e) Reserved
(f) Reserved
2. Availability Block	$5,000,000
3. Interest Rates
(a) Applicable Margins	Four percent (4.00%) per annum in excess of the LIBOR Rate Three percent (3.00%) per annum in excess of the Base Rate
4. Maximum Days Eligible Accounts
(a) Maximum days after original invoice date for Eligible Accounts other than for Specified Account Debtors	One hundred twenty (120) days
(b) Maximum days after original invoice date for Eligible Accounts of only	Three hundred sixty-five (365) days

Annex I-1

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Annex II

Agent and Lenders shall be provided with each of the documents set forth below at the following times, in form satisfactory to Agent:

I.	Monthly (no later than the 3rd Business Day after the end of each month)
(a) An Account roll-forward with reasonable supporting details as agreed to by the parties with respect to Borrowers’ Accounts (delivered electronically in an acceptable format) and which for the avoidance of doubt will not contain eligibility criteria or otherwise reflect ineligible items. Such reasonable supporting details will include: (i) Account roll-forward; and (ii) Account aging (at the customer level; will tie to the Account roll-forward balance and will include Type – INV, DEB, CRD)
(b) A gross Inventory roll-forward with reasonable supporting details as agreed to by the parties with respect to Borrowers’ gross Inventory (delivered electronically in an acceptable format) and which for the avoidance of doubt will not contain eligibility criteria or otherwise reflect ineligible items. Such reasonable supporting details will include: (i) a gross Inventory roll-forward; and (ii) an Inventory – perpetual listing (will tie to the gross Inventory roll-forward)

II.	Monthly (no later than 15th day after the end of each month)
(c) An Account roll-forward with supporting details supplied from sales journals, collection journals, credit registers and any other records, with respect to Borrowers' Accounts (delivered electronically in an acceptable format)
(d) Notice of all claims, offsets, or disputes asserted by Account Debtors with respect to Borrowers' Accounts
(e) A detailed Inventory perpetual report with respect to Borrowers' Inventory, including a listing by category and location of Inventory (delivered electronically in an acceptable format)
(f) A summary and a detailed aging, by total, of Borrowers' Accounts, together with reconciliation to the weekly Borrowing Base submitted closest to such date and support documentation for any reconciling items noted (delivered electronically in an acceptable format)
(g) A summary aging, by vendor, of each Loan Party's accounts payable and a listing by vendor, of any held and/or outstanding checks (delivered electronically in an acceptable format)
(h) A monthly Account roll-forward with respect to Borrowers' Accounts, in a format acceptable to Agent in its discretion, tied to the beginning and ending Account balances of Borrowers' month-end accounts receivable aging (delivered electronically in an acceptable format)
(i) A reconciliation of Accounts summary aging and trade accounts payable summary aging to each of (i) Borrowers'

Annex II-1

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Annex III

Revolving Loan Commitments1

Encina Business Credit SPV, LLC	$~~75,000,000~~85,000,000
Total	$~~75,000,000~~85,000,000

_____________________________
1 As increased from time to time in accordance with Section 2.1(c).

Annex III-1

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Exhibit A

[FORM OF] NOTICE OF BORROWING

[letterhead of Borrower Representative]

ENCINA BUSINESS CREDIT, LLC,
as Agent
123 N Wacker Suite 2400
Chicago, IL 60606
Attention: John Whetstone

Ladies and Gentlemen:

Please refer to the Loan and Security Agreement dated as of March 13, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") among the undersigned, as Borrower Representative, the Borrowers (as defined therein) the Loan Party (as defined therein) party thereto, the Lenders party thereto and ENCINA BUSINESS CREDIT, LLC, as Agent for the Lenders. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement. This notice is given pursuant to Section 2.3 of the Loan Agreement and constitutes a representation by Borrower Representative, for itself and on behalf of each Borrower, that the conditions specified in Section 4 of the Loan Agreement have been satisfied. Without limiting the foregoing, (i) each of the representations and warranties set forth in the Loan Agreement and in the other Loan Documents is true and correct in all respects as of the date hereof (or to the extent any representations or warranties are expressly made solely as of an earlier date, such representations and warranties shall be true and correct as of such earlier date), both before and after giving effect to the Loans requested hereby, and (ii) no Default or Event of Default is in existence, both before and after giving effect to the Loans requested hereby.

Borrower Representative hereby requests a borrowing, on behalf of each Borrower, under the Loan Agreement as follows:

The aggregate amount of the proposed borrowing is $[______________]. The requested borrowing date for the proposed borrowing (which is a Business Day) is [______________], [____].

Borrower Representative has caused this Notice of Borrowing to be executed and delivered by its officer thereunto duly authorized on [_____________].

HORIZON GLOBAL AMERICAS INC., as Borrower Representative By:_______________________________________
Title:

Ex.A-1

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Exhibit B

CLOSING CHECKLIST

[Attached]

Ex. B-1

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Exhibit C

CLIENT USER FORM

ENCINA BUSINESS CREDIT, LLC
ABLSoft – Client User Form

Borrowers Names: Horizon Global Americas Inc.
Cequent Towing Products of Canada, Ltd.

Borrower Number: HORIZON101

Loan and Security Agreement Date: March 13, 2020

I, being an authorized signer of the above borrower, as Borrower Representative (the "Borrower"), refer to the above Loan and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") between the Borrowers named above, the other Loan Parties party thereto, the Lenders party thereto and ENCINA BUSINESS CREDIT, LLC, as Agent. This is the Client User Form, used to determined client access to ABLSoft. Terms defined in the Loan Agreement have the same meaning when used in this Client User Form.
Being duly authorized by Borrower Representative, on behalf of Borrowers, I confirm that the following individuals have been authorized by Borrower to have access to ABLSoft:

First Name	Last Name	Email Address	Phone Number

HORIZON GLOBAL AMERICAS INC., as Borrower Representative

By_________________________
Name:______________________
Title:_______________________

Ex. C-1

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Exhibit D

AUTHORIZED ACCOUNTS FORM

ENCINA BUSINESS CREDIT, LLC
Authorized Accounts Form

Borrowers Names: Horizon Global Americas Inc.
Cequent Towing Products of Canada, Ltd.

Borrower Number: HORIZON101

Loan and Security Agreement Date: March 13, 2020

I, being an authorized signer of HORIZON GLOBAL AMERICAS INC., Delaware corporation, as Borrower Representative, refer to the above Loan and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") between the Borrower named above, the Lenders party thereto and ENCINA BUSINESS CREDIT, LLC, as agent ("Agent"). This is the Authorized Accounts Form, referring to authorized operating bank accounts of Borrower. Terms defined in the Loan Agreement have the same meaning when used in this Authorized Accounts Form.

Being duly authorized by Borrower Representative, I confirm that the following operating bank accounts of Borrowers are the accounts into which the proceeds of any Loan may be paid:

Bank	Routing Number	Account number	Account name

HORIZON GLOBAL AMERICAS INC., as Borrower Representative

By:_____________________________
Authorized Signer
Name: ______________________
Title:________________________

Ex. D-1

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Exhibit E

[FORM OF] ACCOUNT DEBTOR NOTIFICATION

[Date]

VIA CERTIFIED MAIL, RETURN RECEIPT REQUESTED

[Account Debtor]
[Address]

Re: Loan Transaction with ENCINA BUSINESS CREDIT, LLC

Ladies and Gentlemen:

Please be advised that we have entered into certain financing arrangements (along with any other financing agreements that we may enter into with Agent in the future, the "Financing Arrangements") with ENCINA BUSINESS CREDIT, LLC ("Agent"), as Agent for certain Lenders, pursuant to which we have granted to Agent a security interest in, among other things, any and all Accounts and Chattel Paper (as those terms are defined in the Uniform Commercial Code) owing by you to us, whether now existing or hereafter arising.
You are authorized and directed to respond to any inquiries that Agent may direct to you from time to time pertaining to the validity, amount and other matters relating to such Accounts and Chattel Paper. In the event that Agent requests that payment for any Accounts and/or Chattel Paper be made directly to Agent, you are hereby authorized and directed to comply with such instructions, without further authorization or instruction from us.

This authorization and directive shall be continuing and irrevocable until Agent advises you, in writing, that this authorization is no longer in force.

Very truly yours, [BORROWER] By: _____________________________
Name: ________________________
Its:

cc: ENCINA BUSINESS CREDIT, LLC
as Agent
123 N Wacker Suite 2400
Chicago, IL 60606
Attention: John Whetstone

Ex. E-1

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Exhibit F

[FORM OF] COMPLIANCE CERTIFICATE

[letterhead of Parent]

To: ENCINA BUSINESS CREDIT, LLC,
as Agent
123 N Wacker Suite 2400
Chicago, IL 60606
Attention: John Whetstone

Re: Compliance Certificate dated _______________

Ladies and Gentlemen:

Reference is made to that certain Loan and Security Agreement dated as of March 13, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among ENCINA BUSINESS CREDIT, LLC ("Agent"), the Lenders party thereto, Horizon Global Americas Inc., a Delaware corporation (“Horizon Americas”), Cequent Towing Products of Canada, Ltd., a company formed under the laws of the Province of Ontario ("Cequent Canada"; together with Horizon Americas, each a "Borrower" and collectively, the “Borrowers”) and each of the other Loan Parties (as defined therein) party thereto. Capitalized terms used in this Compliance Certificate have the meanings set forth in the Loan Agreement unless specifically defined herein.

Pursuant to Section 7.15 of the Loan Agreement, the undersigned Authorized Officer of Parent hereby certifies on behalf of each Borrower (solely in his capacity as an officer of Parent and not in his individual capacity) that:

1. The financial statements of Borrowers for the ___ -month period ending _____________ attached hereto have been prepared in accordance with GAAP and fairly present the financial condition of Borrowers for the periods and as of the dates specified therein (it being understood that the obligation to furnish the foregoing to the Agent shall be deemed to be satisfied in respect of any fiscal quarter of the Parent by the filing of the Parent’s [annual][quarterly] report on Form [10-K][10-Q] for such [fiscal year][fiscal quarter] with the Securities and Exchange Commission to the extent permitted by the Loan Agreement).

2. As of the date hereof, there does not exist any Default or Event of Default.

3. Borrowers are in compliance with the applicable financial covenant contained in Section 9.2 of the Loan Agreement for the periods covered by this Compliance Certificate. Attached hereto are statements of all relevant facts and computations in reasonable detail sufficient to evidence Borrowers’ compliance with such financial covenant, which computations were made in accordance with GAAP.

4. [Except as attached hereto, the Loan Parties have not acquired, or otherwise registered, any registered Intellectual Property since the last quarter.]2
IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this __ day of _______________, ______.
____________________
2 To be included in all quarter-end certificates.
Ex. F-1

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Exhibit G

[FORM OF] ASSIGNMENT AND ASSUMPTION

Dated [___________ ___, 20_]

Reference is made to the Loan and Security Agreement dated as of March 13, 2020 among Horizon Global Americas Inc., a Delaware corporation (“Horizon Americas”), Cequent Towing Products of Canada, Ltd., a company formed under the laws of the Province of Ontario ("Cequent Canada"; together with Horizon Americas, each a "Borrower" and collectively the “Borrowers” ) , the other Loan Parties party thereto, the lenders party thereto as "Lenders" and Encina Business Credit, LLC, as agent ("Agent") for the Lenders (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement are used herein as therein defined.

[____________], solely in its capacity as a Lender under the Loan Agreement (the "Assignor"), and [__________] (the "Assignee") agree as follows:

1. The Assignor hereby sells and assigns to the Assignee, without recourse, representation or warranty (except as expressly set forth elsewhere herein), and the Assignee hereby purchases and assumes from the Assignor, on the Effective Date (as defined below), an interest as set forth in Exhibit A attached hereto (the "Assigned Interest") in and to (i) all of the Assignor's right, title and interest with respect to the Loans set forth in Exhibit A, (ii) all of the Assignor's right, title and interest with respect to the [Revolving Loan Commitment] of Assignor as set forth in Exhibit A and (iii) to the extent related thereto, all of the Assignor's rights and obligations, solely as a Lender, under the Loan Agreement and any other Loan Document (including, without limitation, (A) the outstanding principal amount of the Loans made by the Assignor and assigned to Assignee hereunder, and (B) the Assignor's pro rata share of the obligations owing by each Loan Party under the Loan Agreement and the Loan Documents). The Assigned Interest (expressed as a percentage) in the Loans and the [Revolving Loan Commitment] is set forth in Exhibit A.

2. The Assignor (i) represents and warrants as of the date hereof that [its Revolving Loan Commitment, or if its Revolving Loan Commitment shall have been terminated, the outstanding principal amount of its Revolving Loans], is set forth in Exhibit A (without giving effect to assignments thereof which have not yet become effective); (ii) represents and warrants that it is the legal and beneficial owner of the interest it is assigning hereunder; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by or in connection with the Loan Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other Loan Document, or any other instrument or document furnished pursuant thereto; and (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under the Loan Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto.

3. The Assignee represents and warrants that it has become a party hereto solely in reliance upon its own independent investigation of the financial and other circumstances surrounding the Loan Parties, the Collateral, the Loans, the Revolving Loan Commitments and all aspects of the transactions evidenced by or referred to in the Loan Documents, or has otherwise satisfied itself thereto, and that it is not relying upon any representation, warranty or statement (except any such representation, warranty or statement expressly set forth in this Assignment and Assumption) of the Assignor in connection with the assignment made under this Assignment and Assumption. The Assignee further acknowledges that the Assignee will, independently and without reliance upon Agent, the Assignor or any other Lender and based upon the

Ex. G-1

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Assignment and Assumption as of the Effective Date.

[ASSIGNOR] By_______________________________________
Name ____________________________________
Title

NOTICE ADDRESS AND PAYMENT INSTRUCTIONS FOR ASSIGNOR

Telephone No. (___) ___-____
Telecopy No. (___)___-____

[ASSIGNEE] By_______________________________________
Name ____________________________________
Title

NOTICE ADDRESS AND PAYMENT INSTRUCTIONS FOR ASSIGNEE

Telephone No. (___)___-____
Telecopy No. (___)___-____

Ex. G-4

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EXHIBIT A

Borrowers: Horizon Global Americas Inc.
Cequent Towing Products of Canada, Ltd.

Description of Loan Agreement: Loan and Security Agreement, dated as of March 13, 2020 among Borrowers, the other Loan Parties party thereto, the lenders party thereto as "Lenders" and Encina Business Credit, LLC as agent ("Agent") for the Lenders (as amended, restated, supplemented or otherwise modified from time to time).

Assigned Interests:

Assignor's Interest Prior to Assignment	Assigned Interests	Assignor's Remaining Interest After Assignment	Assignee's Pro Rata Shares
Revolving Loans and Revolving Loan Commitments

Ex. H-1

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Exhibit H

[FORM OF] BORROWING BASE CERTIFICATE

See attached.

Ex. H-1

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Schedule 7.32

Post-Closing Matters

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Annex II

Updated Form of Borrowing Base Certificate
See attached.

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